PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                   SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant      X
                          ------
Filed by a party other than the Registrant
                                            ------

Check the appropriate box:

        Preliminary proxy statement
-----
  X     Definitive proxy statement
-----
        Definitive additional materials
-----
        Soliciting material pursuant to Rule 14a-11(c) or Rule
        14a-12 Confidential, for use of the Commission only (as
        permitted by Rule 14a-6(e)(2))
-----

                      MetroGolf Incorporated
----------------------------------------------------------------
         (Name of Registrant as Specified in Its Charter)

----------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (check the appropriate box):

  X     No fee required.
-----
        $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
-----
        Fee computed on table below per Exchange Act Rules
        14a-6(i)(4) and 0-11.
        (1) Title of each class of securities to which transaction applies:
        (2)     Aggregate number of securities to which
                transaction applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to exchange Act Rule 0-11:
        (4)     Proposed maximum aggregate value of transaction:
        (5)     Total fee paid:
       Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1)     Amount previously paid:
     (2)     Form, schedule or registration statement no.:
     (3)     Filing party:
     (4)     Date filed:







MetroGolf Incorporated





                     NOTICE OF ANNUAL MEETING
                               AND
                       1997 PROXY STATEMENT






PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN YOUR PROXY
IN THE ENCLOSED ENVELOPE

MetroGolf Incorporated
1999 Broadway, Suite 2435
Denver, CO  80202

1999 Broadway, Suite 2435
Denver, CO  80202



May 9, 1997

Dear MetroGolf Stockholder:

The 1997 Annual Meeting of Stockholders (the "Meeting") of MetroGolf Incorporated, a Colorado corporation (the "Company"), will be held on Monday, June 9, 1997, starting at 9:30 a.m., Mountain Daylight Time, at the offices of Brownstein Farber Hyatt & Strickland, 410 Seventeenth Street, Suite 2200, Denver, Colorado 80202. Information about the meeting, the nominees for election as directors of the Company and the other proposals to be considered at such meeting are presented in the Notice of Annual Meeting and the Proxy Statement on the following pages.

In addition to the formal items of business to be brought before the meeting, there will be a report on our Company's operations during fiscal year 1996, which ended December 31, 1996. This will be followed by a question and answer period.

Your participation in the Company's affairs is important, regardless of the number of shares you hold. To ensure your representation, even if you cannot attend the meeting, please sign, date and return the enclosed proxy promptly.

We look forward to seeing you on June 9, 1997.

Sincerely,



Charles D. Tourtellotte
President



NOTICE OF ANNUAL MEETING
To be held June 9, 1997


Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of MetroGolf Incorporated, a Colorado corporation (the "Company"), will be held on Monday, June 9, 1997, starting at 9:30 a.m., Mountain Daylight Time, at the offices of Brownstein Farber Hyatt & Strickland, 410 Seventeenth Street, Suite 2200, Denver, Colorado 80202 for the following purposes:

1. To consider and act upon the election of Charles Tourtellotte, Ernie Banks, Jack Lasday, Mike McGetrick and Robert Winsor to the
Board of Directors to serve until the next annual meeting of Shareholders and until their successors are elected and qualified;

2. To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

All stockholders of record on the Company's transfer books as of the close of business on May 2, 1997 are entitled to notice of and to vote at the annual meeting or any adjournment thereof. A complete list of stockholders entitled to vote at the annual meting will be available for examination by any Company stockholder at 1999 Broadway, Suite 2435, Denver, Colorado for purposes relevant to the annual meeting, during normal business hours for a period of ten days prior to the annual meeting.

YOUR VOTE IS IMPORTANT.  WHETHER OR NOT YOU EXPECT TO ATTEND THE
MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE
ENCLOSED PROXY AND MAIL IT IN THE ENCLOSED STAMPED ENVELOPE.

                               BY ORDER OF THE BOARD OF DIRECTORS



                           J.D. Finley
                           Executive Vice President and Secretary

Denver, Colorado
May 9, 1997



METROGOLF INCORPORATED
1999 Broadway, Suite 2435
Denver, Colorado  80202

May 9, 1997

                    --------------------------

                         PROXY STATEMENT

                    --------------------------


This Proxy Statement is furnished in connection with the solicitation by MetroGolf Incorporated (the "Company") of proxies to be voted at the Annual Meeting of the Company's stockholders on June 9, 1997, and at any and all adjournments of such meeting. This Proxy Statement, the accompanying proxy card and the Notice of Annual Meeting are being mailed to stockholders on or about May 12, 1997. The entire cost of preparing, assembling, printing and mailing the Notice of Meeting, this Proxy Statement, the Proxy itself, and the cost of soliciting Proxies relating to the meeting, if any, will be borne by the Company. In addition to use of the mails, proxies may be solicited by officers, directors, and other regular employees of the Company by telephone, telegraph, or personal solicitation, and no additional compensation will be paid to such individuals. The Company will, if requested, reimburse banks, brokerage houses, and other custodians, nominees and certain fiduciaries for their reasonable expenses incurred in mailing proxy material to their principals. Business at the Annual Meeting will be conducted in accordance with the procedures determined by the presiding officer and generally will be limited to matters properly brought before the meeting by or at the suggestion of the Board of Directors or by a stockholder pursuant to provisions of the Company's Bylaws that require advance notice and disclosure of relevant information.

The number of voting securities of the Company outstanding on May
2, 1997, the record date for the meeting, was 2,233,775 shares of common stock ("Common Stock"), no par value, each share being entitled to cast one vote.

                        VOTING OF PROXIES

Since many of the Company's stockholders are unable to attend the Company's Annual Meeting, the Board of Directors solicits proxies to give each stockholder an opportunity to vote on all matters scheduled to come before the meeting and set forth in this Proxy Statement. Stockholders are urged to read carefully the material in this Proxy Statement, specify their choice on each matter by marking the appropriate boxes on the enclosed proxy card and sign, date and return the card in the enclosed envelope.

By completing and returning the accompanying proxy card, the stockholder authorizes Charles D. Tourtellotte and J.D. Finley, and each of them, as designated on the face of the proxy card, to vote all shares for the stockholder. All returned proxy cards that are properly executed will be voted as the stockholder directs. If no direction is given, the executed proxy cards will be voted FOR all proposals described in this Proxy Statement. A proxy card may be revoked by a stockholder at any time before it is voted at the Annual Meeting by giving notice of revocation to the Company in writing, by execution of a later dated proxy card, or by attending and voting at the Annual Meeting.

The holders of all outstanding shares of Common Stock are entitled to vote in person or by proxy on all matters that may come before the meeting. The holders of shares entitled to cast not less than a majority of the votes must be present in person or represented by proxy at the meeting in order to constitute a quorum for the transaction of business; all shares present in person or represented by proxy are counted for quorum purposes.

Directors are elected by a plurality of the votes of the shares present or represented at the meeting and entitled to vote.
Under applicable Colorado law, in tabulating the vote for the election of directors, broker non-votes and directions to withhold will be disregarded and will have no effect on the outcome of the vote. Where a stockholder by marking a proxy card or ballot withholds a vote on the election of any director or otherwise indicates that no vote is to be cast on any specific matter to be voted upon (including a non-vote by a broker), such votes are generally not counted as entitled to vote with respect to that election or subject matter, as the case may be.


                   ATTENDANCE AT ANNUAL MEETING

To ensure the availability of adequate space for the Company's stockholders wishing to attend the meeting, priority seating will be given to stockholders of record, beneficial owners of the Company's stock having evidence of such ownership, or their authorized representatives, and invited guests of management. In addition, a stockholder may bring a guest. Those unable to attend may request from the Secretary a copy of the report of the proceedings of the meeting.


                     PROXY STATEMENT PROPOSALS

Other than the matters to be presented by the Company as set forth in the Notice of Annual Meeting, the Company knows of no other matters that properly may be presented at the meeting.

Election of Directors

The Board of Directors currently consists of five members, all of whom have been nominated for re-election: Charles D. Tourtellotte, Jack Lasday, Ernie Banks, Michael McGetrick and Robert Winsor. The entire Board of Directors is elected to serve until the next Annual Meeting of the Shareholders and until their successors have been elected and qualify.

Information concerning the nominees for election as directors is presented below. Each nominee has consented to serve as a director if elected. Should any candidate nominated in this Proxy Statement for any reason become unavailable for election, it is intended that the enclosed proxy card will be voted for the election of a nominee designated by the Board of Directors, unless the Board of Directors reduces the number of directors. The Board of Directors knows of no reason why any of the nominees will be unavailable or unable to serve at the time of the Annual Meeting.

The following sets forth certain biographical information, present occupation, and business experience for the past five years for each director of the Company. The ages of the directors listed below are as of May 1, 1997:

The Board of Directors recommends a vote FOR each of the nominees listed below. Unless marked to the contrary, proxies received will be noted in accordance with such recommendation.

Charles D. Tourtellotte. Age 42. Mr. Tourtellotte is and since July 1994 has been, Chairman of the Board, Chief Executive Officer and President of the Company. Since December 1991, Mr. Tourtellotte has directed the development, acquisition and management of the golf assets of MetroGolf Incorporated (and its predecessors) and the raising of debt and equity capital for the Company's golf portfolio. Mr. Tourtellotte co-founded and served as a director and president of Dye Equity Incorporated ("DEI"), the golf course development subsidiary of Dye Designs International, Inc., from January 1989 to December 1991. Dye Designs is a golf course design and development firm headed by Perry Dye, son of renowned golf course architect Perry Dye. During his tenure at DEI, Mr. Tourtellotte was responsible for acquisition and development of golf and related real estate assets and sourced debt, equity, and joint venture financing for DEI and its clients' portfolios. Prior to DEI, from 1984 to 1989, Mr. Tourtellotte served as Senior Vice President of Acquisitions for Johnstown American Companies, previously one of the nation's largest real estate investment and property management firms. Earlier he served as senior acquisition/investment officer at two national real estate companies, Consolidated Capital Corporation and Robert A. McNeil Corporation

Jack F. Lasday. Age 40. Mr. Lasday has been a Director of the Company since July 1994. Mr. Lasday is currently the Senior Vice President of Investments at Prudential Securities. Prior to joining Prudential Securities in September 1994, he was a Senior Vice President at Rodman & Renshaw, Inc., where he was employed from 1982 to 1994. Mr. Lasday is director of Gateway Foundation and a member of the Illinois C.P.A. Society and the American Institute of Certified Public Accountants.

Ernie Banks. Age 65. A Director of the Company since July 1994, Mr. Banks was an all-star shortstop and first baseman for the Chicago Cubs Baseball Club for 19 years, retiring in 1971. Mr. Banks was elected to the Baseball Hall of Fame in 1977. Since 1991, Mr. Banks has been the owner and chief executive officer of Ernie Banks International, Inc., a sports marketing and promotions firm located in Chicago, and Community Relations Director for the Chicago Cubs.

Michael S. McGetrick. Age 36. Mr. McGetrick has been a Director of the Company since October 1996. A PGA Class A Member, Mr. McGetrick has been the Director of Instruction at the Meridian Golf Learning Center in Denver, Colorado since 1993. From 1991 to 1993, he was the head teaching professional at Cherry Hills Country Club in suburban Denver, Colorado. He has also served as head teaching professional at a number of other country clubs or golf facilities and coaches a number of players on the PGA and LPGA Tours. Mr. McGetrick has published several instructional articles in national golf magazines. He was named by Golf Magazine as one of the top 100 teaching professionals in America in 1996.

Robert Winsor. Age 41. Mr. Winsor has been a Director of the Company since November 1996. Currently, Mr. Winsor is Director and Executive Producer of Broadcast Publicity at The CBS Broadcast Group in New York. In addition to his responsibilities with CBS, Mr. Winsor has produced a number of corporate sales programs for national and regional companies and has produced national satellite media tours that help companies deliver their messages or products to targeted areas. Before joining CBS in 1991 to produce news stories, Mr. Winsor worked for ABC News in Boston for eight years where he produced over 150 sports features and profiles.


                        EXECUTIVE OFFICERS

Charles D. Tourtellotte. Age 42. See biographical information above.

J.D. Finley. Age 39. Mr. Finley, Executive Vice President and Chief Financial Officer of the Company since September 1994, coordinates all financial functions of the Company, including management and disbursement of development and acquisition funds for the Company and its affiliated entities. Mr. Finley also provides due diligence analysis and assistance in structuring proposed asset acquisitions and development projects. In addition, Mr. Finley assists Mr. Tourtellotte in managing the day-to-day affairs of the Company. Prior to joining the Company in September 1994, Mr. Finley was a stockholder and director of Mitchell Finley and Company, P.C. ("Mitchell Finley"), a Denver-based certified public accounting firm. A portion of Mr. Finley's time while with Mitchell Finley was devoted to servicing the Company's account as a tax consultant. Prior to joining Mitchell Finley in 1990, Mr. Finley was a stockholder and director of the accounting firm of Shenkin Kurtz Baker and Company, P.C. Previous to his employment with Shenkin Kurtz Baker and Company, P.C. from 1985 to 1990, Mr. Finley was a manager with the international accounting firm of Deloitte Haskins & Sells (now Deloitte & Touche) from 1979 to 1985.


                 DIRECTORS' MEETINGS AND COMMITTEES

The members of the Company's Board of Directors are not presently compensated directly for their service to the Company. Messrs. Lasday and Banks have each received warrants to purchase 8,152 shares of common stock at an exercise price of $2.23 per share. Messrs. McGetrick and Winsor have each received options to purchase 5,000 shares of common stock at an exercise price of $6.00 per share. In addition, outside directors are compensated for their reasonable expenses in attending meetings of the Board of Directors.

During the Company's fiscal year ended December 31, 1996, the Board of Directors met twice and acted by unanimous written consent five times. Significant matters were informally discussed among the directors before the consents were signed.

The Board of Directors established an Audit Committee and a Compensation Committee at a meeting held on February 14, 1997. The members of the Audit Committee are Jack Lasday, Michael S. McGetrick and Charles D. Tourtellotte. The functions of the Audit Committee are to review and approve the selection of and all services performed by the Company's independent accountants, to meet and consult with, and to receive reports from, the Company's independent accountants, and to review and act or report to the Board of Directors with respect to the scope of audit procedures, accounting practices, and internal accounting and financial controls of the Company.

The members of the Compensation Committee are Michael S. McGetrick, Robert Winsor and Charles D. Tourtellotte. The functions of the Compensation Committee are to review and approve annual salaries and bonuses for all executive officers and review, approve and recommend to the Board of Directors the terms and conditions of all employee benefit plans or changes thereto and administer the Company's Employee Stock Option Plan and bonus plan, if any.

The Audit and Compensation Committees did not have any meetings during fiscal 1996 as they were not yet formed. The Company does not have a Nominating Committee.


                      EXECUTIVE COMPENSATION

The following table sets forth the compensation paid or accrued by the Company to the Chief Executive Officer and the only other officer of the Company who received compensation in excess of $100,000 for services rendered to the Company in all capacities during the three fiscal years ended December 31, 1996, 1995 and 1994.

                                       SUMMARY COMPENSATION TABLE
                                                                              Long-Term
                                                                            Compensation
                                                                            ------------
                                         Annual Compensation                 Shares of
                           ----------------------------------------------- Common Stock
                                                              Other Annual  Underlying     All
Name and Principal         Fiscal Year    Salary     ($)Bonus  ($)Compen-                  Other
Position                                                         sation     Warrants(#)    Comp.
Charles D. Tourtellotte    1996          250,000        ---        ---     125,000(1)        ---
Chairman of the Board      1995          180,000        ---        ---      48,860(4)  125,000(2)
and President              1994          180,000        ---        ---         ---           ---

J.D. Finley                1996          175,000        ---        ---     125,000(1)        ---
Executive Vice President   1995          120,000        ---        ---      48,860(4)        ---
and Chief Financial Officer1994           30,000 (2)    ---        ---         ---           ---

(1)     See table "Warrant/Option/SAR Grants in Last Fiscal Year" below.
(2)     Mr. Tourtellotte is entitled to receive $125,000 of compensation upon receipt by the
        Company of the $125,000 contingent portion of its fee in connection with the development of Illinois Center Golf.  This $125,000 is payable by Illinois Center Golf Partners, L.P.
        ("ICGP") upon the complete repayment of capital to the limited partner investors, plus a preferred return of 15% per annum.  Because of this financial structure, this payment is not expected to be received before 1999, if at all.
(3)     Mr. Finley joined the Company in September 1994.


             WARRANT/OPTION/SAR GRANTS IN LAST FISCAL YEAR
             ---------------------------------------------
                              Individual Grants
            -----------------------------------------------------
                         Percentage
                          of Total
              Number of  Warrants /
              Securities  Options
              Underlying Granted to Exercise
              Warrants / Employees  of Base
               Options   in Fiscal  Price
Name           Granted     Year     ($/sh)      Expiration Date
------------ ----------- ---------- ---------  ------------------
Charles D.
Tourtellotte   125,000       38%    $6.00      September 15, 2006
J.D. Finley    125,000       38%    $6.00      September 15, 2006

None of Mr. Tourtellotte's or Mr. Finley's warrants described above are vested and exercisable as of the date hereof. Subject to a lock-up of the underwriters of the Company's initial public offering, these warrants vest and are exercisable as follows:
the first 20% upon the closing market price of the Common Stock exceeding $7.20 per share for a period of five consecutive trading days; the next 20% upon the closing market price of the Common Stock exceeding $8.40 per share for a period of five consecutive trading days; the next 20% upon the closing market price of the Common Stock exceeding $9.60 per share for a period of five consecutive trading days; the next 20% upon the closing market price of the Common Stock exceeding $10.80 per share for a period of five consecutive trading days; and the last 20% upon the closing market price of the Common Stock exceeding $12.00 per share for a period of five consecutive trading days. The vesting schedule described above is referred to herein as the "Executive Option Plan Vesting Schedule."

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                       OPTION/SAR VALUES
--------------------------------------------------------------
               Number of Securities        Value of Unexercised
               Underlying Unexercised      In-the-Money Options
              Options at Dec. 31, 1996       at Dec. 31, 1996

Name         Exercisable/Unexercisable  Exercisable/Unexercisable
------------ -------------------------  -------------------------
Charles
Tourtellotte      36,645 / 137,215          $147,312 / $80,354
J.D. Finley       40,228 / 137,215          $161,717 / $80,354


                      EMPLOYMENT CONTRACTS

Charles D. Tourtellotte.  Effective January 1, 1996,
Mr. Tourtellotte entered into a three-year employment agreement to serve as President of the Company, which expires December 31, 1998. Such agreement provides for an annual salary of $250,000, payable semi-monthly in arrears, plus such bonuses as the Board of Directors of the Company may from time to time approve. The agreement provides for certain athletic club memberships and allowances for an automobile, parking and other perquisites as from time to time are made available to the Company's executive officers. The agreement is terminable by the Company for "Cause," which includes conduct which causes material harm to the Company, willful and continued absence of employee (other than by reason of disability or death), employee's abandonment of his duties and responsibilities, conviction of the employee for a felony involving moral turpitude or fraud, misappropriation or embezzlement of corporate funds. The agreement also has a non-compete clause for a period of one year immediately following the cancellation or termination of the agreement for any reason. In the event of termination by reason of death or disability and provided the Company has not otherwise provided Mr. Tourtellotte with life or disability insurance or other benefit plan for such occurrence, the Company is required to pay Mr. Tourtellotte or his estate severance pay equal to six months' salary.

J.D. Finley. Effective January 1, 1996, Mr. Finley entered into a three-year employment agreement to serve as Executive Vice President and Chief Financial Officer of the Company, which expires December 31, 1998. Such agreement provides a salary to Mr. Finley of $175,000 per year, plus such bonuses as the Board of Directors of the Company may from time to time approve. The agreement provides for payment of monthly dues for membership at a country club and an allowance for a cellular phone, parking and other perquisites as from time to time are made available by the Company to its executive officers. The agreement is terminable by the Company for "Cause" as described above. The agreement also has a non-compete clause effective for a period of one year immediately following the cancellation or termination of the agreement. In the event of termination by reason of death or disability and provided the Company has not otherwise provided Mr. Finley with life or disability insurance or other benefit plan for such occurrence, the Company is required to pay
Mr. Finley or his estate severance pay equal to six months' salary.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                         AND MANAGEMENT

The following information is as of April 30, 1997.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
         -----------------------------------------------
                 Name and             Amount and
                address of            nature of
Title of      of beneficial           beneficial      Percent of
Class             owner               ownership       of class(1)
--------  ------------------------  ----------------- -----------
Common    Charles Tourtellotte      734,482 shares(2)     27.7%
          MetroGolf Incorporated
          1999 Broadway
          Suite 2435
          Denver, CO 80202

Common    John W. McCall,           211,000 shares (3)      9.54%
          et al., Investment Group
          c/o John W. McCall
          Round Hill Securities
          3201 Danville Blvd.,
          #100
          Alamo, CA  94507

----------------------
(1) Does not include (i) the 567,875 shares issuable upon conversion of the notes and warrants issued in connection with the acquisition of the limited partnership interests in ICGP and GCGP, (ii) the 117,500 shares issuable upon conversion of the warrants issued to the underwriters of the Company's initial public offering ("Representative's Warrants"), (iii) $962,500 aggregate principal amount of PP Notes convertible at 50% of then market price, (iv) 167,000 shares of Common Stock available for future grant under the Stock Option Plan, or (v) the stock options for 250,000 shares issued to Messrs. Tourtellotte and Finley under the Executive Option Plan which vest according to the Executive Option Vesting Schedule.
(2)   Includes 685,622 primary shares and 48,860 vested warrants.
(3)   Reflects shares reported in Schedule 13D filed on April 15,
1997.

SECURITY OWNERSHIP OF MANAGEMENT

				Primary		       Warrants
Total	 	% of Common
Beneficial Owner		Shares Held	Vested	Unvested
	Holdings          Stock Owned (1)
Charles Tourtellotte,		685,622	48,860	 125,000
859,482		29.6%
President
J.D. Finley,			    6,050	52,443	 125,000	  183,493
	  7.0%
Executive Vice President
Craig Sloan			    2,420				      2,420
	  0.1%
Vice President - Operations
Mike McGetrick, Director				    5,000	      5,000
	  0.2%
Robert Winsor, IV, Director				    5,000
5,000		  0.2%
Ernie Banks, Director				  8,152
8,152		  0.3%
Jack Lasday, Director		________	13,206
13,206		  0.5%

All Officers and Directors
   as a Group			694,092	94,155	 258,506	1,076,753
	31.8%
________________
(1)	Does not include (i) the 567,875 shares issuable upon
conversion of the notes and warrants issued in connection with the acquisition of the limited partnership interests in ICGP and Goose Creek Golf Partners Limited Partnership
("GCGP"), (ii) the 117,500 shares issuable upon conversion of the Representative's Warrants, (iii) $962,500 aggregate principal amount of PP Notes convertible at 50% of then market price, or (iv) 167,000 shares of Common Stock available for future grant under the Stock Option Plan.
Includes the stock options issued to Messrs. Tourtellotte and Finley under the Executive Option Plan.

The following forms were filed late:

J.D. Finley         Form 3 and Form 5 relating to such Form 3 for
a single transaction.
James Dignan        Form 3 and Form 5 relating to such Form 3 for
a single transaction.
Ernie Banks         Form 3 and Form 5 relating to such Form 3 for
a single transaction.
Jack Lasday         Form 3 and Form 5 relating to such Form 3 for
a single transaction.
Michael McGetrick Form 3 and Form 5 relating to such Form 3 for a single transaction.
Robert Winsor IV Form 3 and Form 5 relating to such Form 3 for a single transaction.


          CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Charles Tourtellotte, President of the Company is indebted to the Company in the amount of $84,901 as of May 9, 1997. From time to time, the Company has made loans to Mr. Tourtellotte against deferred compensation or in anticipation, but in advance, of Mr. Tourtellotte earning bonus or other extraordinary compensation. Such loans were made for the bona fide business purposes of inducing Mr. Tourtellotte to continue to devote substantial time to the Company and allowing the Company to continue to defer payment of his compensation thus increasing the Company's available cash. These loans are evidenced by a note agreement. The note bears interest at 8% per annum and is due on demand. The total original principal amount of these loans is $152,638 and as of May 9, 1997, the outstanding balance on the note was $84,901. Mr. Tourtellotte has paid the required amounts under the loans when due. Mr. Tourtellotte's employment contract also specifies that any unpaid balance on the note must be repaid from the $125,000 Mr. Tourtellotte may receive upon receipt of the contingent portion of the Company's development fee for Illinois Center Golf described under "Executive Compensation." This $125,000 is payable by ICGP upon the complete repayment of capital to the limited partner investors, plus a preferred return of 15% per annum. Because of this financial structure, this payment is not expected to be received before 1999, if at all. Any further loans to Mr. Tourtellotte will be approved by the Board of Directors and will be made only if the aggregate of all outstanding loans do not exceed the amount of reasonably anticipated compensation owed to him, which may include the balance of the $125,000 of deferred compensation referred to above. Mr. Tourtellotte has personally guaranteed approximately $5.12 million of indebtedness of ICGP and GCGP, two subsidiaries of the Company.


                  INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has selected BDO Seidman, L.P., its principal accountant for 1996, as its principal accountant for 1997. Representatives of BDO will be present at the annual meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.


                          OTHER MATTERS

The Board of Directors knows of no business other than that described herein that will be presented for consideration at the Annual Meeting. If, however, other business shall properly come before the meeting, the persons named in the enclosed form of Proxy intent to vote the shares represented by said Proxies on such matters in accordance with their judgment in the best interest of the Company.


         STOCKHOLDERS' PROPOSALS FOR 1998 ANNUAL MEETING

Any proposal of a stockholder intended to be presented at the Company's 1998 Annual Meeting of Stockholders must be received by the Company for inclusion in the proxy statement and form of proxy for that meeting no later than December 31, 1997. Any proposal should be directed to the attention of the Corporate Secretary, MetroGolf Incorporated, 1999 Broadway, Suite 2435, Denver, Colorado 80202.


By Order of the Board of Directors
Sincerely,

/S/ J.D. Finley

J.D. Finley
Executive Vice President and Secretary


PROXY

METROGOLF INCORPORATED

This Proxy is solicited on behalf of the Board of Directors.
The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held at the offices of Brownstein, Hyatt, Farber & Strickland, 410 Seventeenth Street, Suite 2200, Denver, Colorado, 80202 on June 9, 1997 at 9:30 a.m. local time, and the Proxy Statement related thereto, each dated May 9, 1997, and constitutes and appoints Charles D. Tourtellotte and J.D. Finley, and each of them, with the power of substitution as proxy or proxies, to represent and to vote on behalf of the undersigned all of the shares of common stock, no par value, of MetroGolf Incorporated (the "Company") which the undersigned held of record on May 2, 1997, hereby revoking all proxies heretofore given with respect to such shares, upon the following proposals more fully described in the Notice of the Proxy Statement for the meeting and related proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING
PROPOSAL:
1.   ELECTION OF BOARD OF DIRECTORS
     FOR the nominees listed below (except as marked to the ---- contrary below)
     Charles D. Tourtellotte
     Ernie Banks
     Jack Lasday
     Michael McGetrick
     Robert Winsor IV
     WITHHOLD AUTHORITY to vote for all nominees listed below ---- (INSTRUCTION: To withhold authority to vote for one or more than one individual nominee, write that nominee's name(s) in the space provided below.)

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2.   IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY
COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.





This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR the election of the listed directors. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Please date and sign this Proxy exactly as your name appears on this Proxy. Joint owners should each sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATED


                  Signature

DATED

                  Signature if held jointly